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                                                                Exhibit 10.19.3

[LETTERHEAD APPEARS HERE]

                                                    WD Project No.: A-93-WD-0461
                                                                       Amendment
                                                                  April 21, 1994

Mr. Ben Dulley
New Era System Services Ltd.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Dear Mr. Dulley:

I wish to inform you that approval has been granted to further amend the Agreement for this project dated September 10, 1993 as amended February 7, 1994.

This amendment replaces subsections 3.1 and 3.2 and Attachment "A" of our original Agreement, as follows:

1. Subsection 3.1:

From: "Provided the Client is in compliance with the Client's obligations under this Agreement, the Minister will make a financial contribution (herein called the "Contribution") to the Client which in the aggregate shall not exceed the sum of $1,878,973 made up as follows:

      (a)    the lesser of 10% of Assisted Capital Costs and $20,300;

      (b) the lesser of 30% of Assisted Research and Development Cost and $823,290; and

      (c) the lesser of 45% of Assisted Marketing and Product Support Costs and $1,035,383.

                                                                           .../2

CANADA
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                                                   WD Project No.:  A-93-WD-0461
                                                                       Amendment

                                     - 2 -

To: "Provided the Client is in compliance with the Client's obligations under this Agreement, the Minister will make a financial contribution (herein called the "Contribution") to the Client which in the aggregate shall not exceed the sum of $1,878,973 made up as follows:

        (a)  the lesser of 10% of Assisted Capital Costs and $24,033;

        (b) the lesser of 30% of Assisted Research and Development Costs and $795,719, and

        (c) the lesser of 45% of Assisted Marketing and Product Support Costs and $1,059,221."

2.  Subsection 3.2:

From: The amount to be paid by the Minister on account of the Contribution shall not exceed:

             (a)  $884,650 in Canada's fiscal year ending March 31, 1994; and

             (b)  $994,323 in Canada's fiscal year ending March 31, 1995.

To: The amount to be paid by the Minister on account of the Contribution shall not exceed:

             (a)  $786,828 in Canada's fiscal year ending March 31, 1994; and

             (b)  $1,092,145 in Canada's fiscal year ending March 31, 1995.

3. The costs for Attachment "A" are changed as shown in the attached Revised Attachment "A".

All other terms and conditions of the original Agreement remain in effect for the project duration.

Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

                                                                           .../3
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                                                    WD Project No.: A-93-WD-0461
                                                                       Amendment

                                      -3-

If you are in agreement with this Letter of Amendment, please have an authorized officer of your company sign the second copy of the amendment where indicated and return it to this office.

                                             Sincerely yours,

                                             /s/ Gary Webster

                                             Gary Webster


NEW ERA SYSTEMS SERVICES LTD.


/s/ (SIGNATURE TO COME)
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Signature

                                    (Seal)

April 25, 1994
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Date